                                                                  EXHIBIT 10.14F



                          FOURTH AMENDMENT AND WAIVER
                          ---------------------------

          FOURTH AMENDMENT AND WAIVER (this "Amendment"), dated as of June 15,
                                             ---------
1999, to the Amended and Restated Credit Agreement, dated as of March 10, 1998 (as previously amended, and as the same is being and may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit
                                                                     ------
Agreement"), among PAMECO CORPORATION, a Georgia corporation (the "Company"),
---------                                                          -------
the lenders parties thereto (together with their respective successors and permitted assigns, the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, a
                        -------
New York corporation, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent").
                                           -----

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of, and grant a certain waiver with respect to, the Credit Agreement upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Agent and the Lenders have agreed to such amendments and waiver only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Terms defined in the Credit Agreement are used
              -------------
herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

          2.  Amendment of Credit Agreement.
              -----------------------------

               (a)  Amendment of Section 1.1.
                    ------------------------

               (i) The following text is hereby inserted into the definition of Consolidated EBITDA contained in Section 1.1 of the Credit Agreement immediately after clause (e) of such definition:

                    "plus (f) for the fiscal months ending February 28, 1999
                     ----
                    through January 31, 2000, the amount set forth opposite "Total FY 1999 Income Statement Charges" listed on Annex A attached to Schedule 10.8 hereto"

               (ii) The definitions of the following defined terms are deleted in their respective entireties and inserted in lieu thereof the following new definitions:

                    ""Borrowing Base" shall mean, at any date, the amount equal
                      --------------
                    to the
                    lesser of (a) $90,000,000 and (b) 50% of Eligible
                    Inventory, less Tranche A Term Loan Reserves in effect from
                               ----
                    time to time; provided, however, that in no event shall the
                                  --------  -------
                    sum of the Revolving Credit Loans, the Swingline Loans and the Reimbursement Obligations (without duplication of the Reimbursement Obligations deemed to have become Loans) exceed the Borrowing Base. The Agent, at any and all times, shall be entitled to change any and all of the percentages used in determining the Borrowing Base at any time in its reasonable discretion with the consent of the Majority Facility Lenders.

                    "Tranche A Term Loan Maturity Date" shall mean September 30,
                     ---------------------------------
                    2001.

                    "Tranche B Term Loan Maturity Date" shall mean June 30,
                     ---------------------------------
                    2001.

                    "Loan Documents" shall mean this Agreement, the Notes, the
                     --------------
                    Syndication Letter Agreement, the Intercreditor Agreement, the Global Amendment, the Warrants and the Collateral Documents.

                    "Obligations" shall mean the unpaid principal amount of, and
                     -----------
                    interest on, the Loans and all other obligations, indebtedness and liabilities (including, without limitation, Reimbursement Obligations) of the Company to the Agent and the Lenders (including the Lenders and/or any Affiliates of the Lenders in their individual capacities as a holder of a Warrant), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Agreement or the other Loan Documents and any other document executed and delivered in connection therewith or herewith, whether on account of principal, interest, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent) or otherwise. "Obligations" shall include, without limitation, interest accruing after the maturity of the Loans or Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding; provided however, in no event shall the Obligations with respect to any Warrant be secured by any Lien granted in favor of the Agent or the Lenders."

                    "Required Lenders" shall mean the Majority Facility
                     ----------------
                    Lenders."

               (iii) The following new definitions shall be inserted in alphabetical order:

                    ""Fixed Charge Coverage Ratio" shall mean the ratio
                      ---------------------------
                    described in paragraph (b) of Schedule 10.8 to the Credit
                                                  -------------
                    Agreement."

                    "Permitted Subordinated Debt" shall mean Indebtedness of the
                     ---------------------------
                    Company in an amount not to exceed $30,000,000, is otherwise subordinated to the Obligations in a manner and form satisfactory to the Lenders in their sole discretion, as to right and time of payment and as to any rights and remedies thereunder."

                    "Tranche A Term Loan Reserves" shall mean, for the fiscal
                     ----------------------------
                    month ended July 1999, $3,000,000 and, thereafter, shall be equal to the aggregate amount outstanding under the Tranche A Term Loan.

                    "Warrants" shall mean those certain detachable warrant
                     --------
                    agreements dated the Fourth Amendment Effective Date in favor of each Tranche B Term Loan Lender."

          (b) Amendment of Section 2.4.  Section 2.4 of the Credit Agreement is
              ------------------------
     hereby amended by:

               (i) deleting paragraph (a) thereof in its entirety and inserting in lieu thereof the following:

          "(a) The Tranche A Term Loan of each Tranche A Term Loan Lender shall mature, and the Company unconditionally promises to pay such Tranche A Term Loan to the Agent for the account of such Tranche A Term Loan Lender, in 11 consecutive installments, commencing on the Fourth Amendment Effective Date, each of which shall be in an amount equal to such Lender's Tranche A Term Loan Percentage multiplied by the amount set forth below opposite such installment:

          Installment                     Principal Amount
          -----------                     ----------------

          Fourth Amendment Effective Date    15,000,000
          June 30, 1999                         750,000
          September 30, 1999                    750,000
          December 31, 1999                     750,000
          March 31, 2000                        750,000
          June 30, 2000                         750,000
          September 30, 2000                    750,000
          December 31, 2000                   1,250,000
          March 31, 2001                      1,250,000
          June 30, 2001                       1,250,000
          Tranche A Term Loan
           Maturity Date                        250,000"

               (ii) deleting paragraph (b) thereof in its entirety and inserting in lieu thereof the following:

          "(b) The Tranche B Term Loan of each Tranche B Term Loan Lender shall mature, and the Company unconditionally promises to pay such Tranche B Term Loan to the Agent for the account of such Tranche B Term Loan Lender, in 9 consecutive quarterly installments, commencing on the Fourth Amendment Effective Date, each of which shall be in an amount equal to such Lender's Tranche B Term Loan Percentage multiplied by the amount set forth below opposite such installment:

          Installment               Principal Amount
          -----------               ----------------

          June 30, 1999                 62,500
          September 30, 1999            62,500
          December 31, 1999             62,500
          March 31, 2000                62,500
          June 30, 2000                 62,500
          September 30, 2000            62,500
          December 31, 2000             62,500
          March 31, 2001                62,500
          Tranche B Term Loan
           Maturity Date            24,375,000"

          (c) Amendment of Section 6.3.  The following text is hereby inserted
              ------------------------
into Section 6.3 to the Credit Agreement as the final text thereof:

          "(g) Until, on a rolling four-quarter basis, the Consolidated Senior Debt Leverage Ratio is less than or equal to 5.0, the Tranche B Term Loan shall accrue interest (payable on the earlier of (i) the payment in full of Tranche B Term Loan and (ii) the refinancing in full of Tranche B Term Loan) which will compound monthly against the accreted principal balance of the Tranche B Term Loan (i.e. the original principal balance of Tranche B Term Loan increased periodically by such accrued interest) at the following rates during the following periods:

                      Period                      Accrued Rate

                from the Fourth
                Amendment Effective
                Date through and
                including June 30, 1999         2.00% per annum


                from July 1, 1999
                through and including
                July 31, 1999                   3.00% per annum
                from August 1, 1999
                through and including
                August 31, 1999                 4.00% per annum


                from September 1, 1999
                through and including
                February 29, 2000               5.00% per annum


                March 1, 2000 until
                payment or the Tranche
                B Term Loan Maturity
                Date                            10.00% per annum"


               (d) Amendment of Section 6.12. Section 6.12(d) to the Credit
                   -------------------------
     Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

               "(d) Each prepayment of Term Loan Facilities shall be applied first, to the Tranche A Term Loan until the same shall have been repaid in full
-----
and thereafter, to the Tranche B Term Loan."

               (e) Amendment of Section 9.1. Subsection 9.1(c) to the Credit
                   ------------------------
     Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

          "(c) as soon as available, but in any event within 30 days after the end of each month (other than May, August, November and February (except with respect to fiscal month ended February 29, 2000) (i) copies of the unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries, in each case as at the end of such month, and the related unaudited consolidated statement of earnings and cash flows for such month and the portion of the calendar year through such month, certified by the chief financial officer of the Company as presenting fairly the financial condition and results of operations of the Company and its Consolidated Subsidiaries (subject to normal year-end and quarterly audit adjustments) and (ii) copies of the unaudited consolidating financial statements of the Company and its Consolidated Subsidiaries including therein (A) the consolidating balance sheets of each of the Company and its Consolidated Subsidiaries, as at the end of such month and (B) the related consolidating statements of earnings for such month and the portion of the calendar year through such month, and in each case showing inter-company eliminations;"

               (f) Amendment of Section 9.2. Subsection 9.2(a) to the Credit
                   ------------------------
     Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

          "(a)    concurrently with the delivery of each set of the financial statements referred to in subsections 9.1(a) and 9.1(b) and, for the fiscal year ended February 29, 2000 only, subsection 9.1(c), a certificate of the chief financial officer of the Company (i) stating that, to the best of such officer's knowledge, during the period covered by such set of financial statements, each Loan Party has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in the Loan Documents to be observed, performed or satisfied by it, and that such officer has obtained no knowledge of any Default or Event of Default (except as specified in such certificate, in which case such certificate shall set forth in reasonable detail the steps that the Company plans to take in respect thereof), (ii) showing in reasonable detail the calculations supporting such statement in respect of subsection 10.8 and (iii) certifying that such consolidating financial statements are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Company and its Consolidated Subsidiaries (subject to normal year-end audit adjustments and quarterly adjustments);"

          (g) Amendment of Section 10.1.  Section 10.1 to the Credit Agreement
              -------------------------
is hereby amended by deleting clauses (c) and (d) of Section 10.1 in their entirety and substituting in lieu thereof the following:

          "(c) Indebtedness of the Company and its Subsidiaries to each other to the extent permitted by subsection 10.5(e);

          (d) Indebtedness not otherwise described in clauses (a) through (c) above not to exceed $250,000 in principal amount in the aggregate at any time outstanding; and

          (e) Permitted Subordinated Debt; provided the net proceeds thereof are
                                           --------
          applied first, to interest due and payable (including interest in
                  -----
          accordance with Section 6.3(g)) on the Tranche B Term Loan, second, to
                                                                      ------
          scheduled installements of the Tranche B Term Loan until such Loan shall have been prepaid in full, third, to interest due and payable on
                                           -----
          the Tranche A Term Loan, fourth, to scheduled installments of the
                                   ------
          Tranche A Term Loan, until such Loan shall have been prepaid in full, and thereafter in accordance with subsection 6.1(a)."

          (h) Amendment of Section 10.5.  Section 10.5 to the Credit Agreement
              -------------------------
is hereby amended by deleting clauses (e) and (f) of Section 10.5 in their entirety and substituting in lieu thereof the following:

          "(e) loans, advances, extensions of credit, capital contributions and investments by the Company to or in its Wholly Owned Subsidiaries in an aggregate among not to exceed $50,000 made in the ordinary course of business and loans, advances, extensions of credit, capital contributions and investments by Subsidiaries of the Company in the Company."

               (i) Amendment of Section 13.1. The following text is hereby
                   -------------------------
     inserted into Section 13.1 to the Credit Agreement as the final text thereof:

               "Notwithstanding anything contained in this subsection 13.1 to the contrary, no amendment or supplement to, waiver of any provision of any Warrant, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company, all of the Lenders and all Purchasing Institutions affected thereby; and then such amendment, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given."

               (j) Amendment of Section 13.3.  The name and address appearing
                   -------------------------
     opposite the second reference to "with a copy to:" contained in Section
     13.3 of the Credit Agreement is hereby replaced with the following text:

                         "Winston & Strawn
                          35 West Wacker Drive
                          Chicago, Illinois 60601
                          Telecopy: (312) 558-5700
                          Attn: M. David Galainena /
                              Ronald H. Jacobson"

               (k) Amendment of Schedule 10.8.    Schedule 10.8 to the Credit
                   --------------------------
     Agreement is hereby replaced with Annex A attached hereto.
                                       -------

               (l) Amendment of Annex A.  The following text is hereby inserted
                   --------------------
     into Annex A to the Credit Agreement as the final text thereof:

          "Further notwithstanding the foregoing, for the period from the Fourth Amendment Effective Date to and until the date (based on quarterly financial data) on which, for the preceding twelve (12) consecutive fiscal months, (a) Consolidated EBITDA is not less than $20,000,000,
          (b) the Fixed Charge Coverage Ratio is not less than 1.25 to 1.00, (c) the Consolidated Senior Debt Leverage Ratio is not greater than 5.00 to 1.00, and (d) the Consolidated Total Debt Leverage is not greater than 6.00 to 1.00, the Applicable Margins and Unused Commitment Fee Rate will be as follows:

          Applicable Margin for Revolving Credit Loans:
               Index Rate Loans                            0.75%
               Eurodollar Loans                            2.50%
          Applicable Margin for Tranche A Term Loan:
               Index Rate Loans                            1.25%
               Eurodollar Loans                            3.00%
          Applicable Margin for Tranche B Term Loan:
               Index Rate Loans                            2.75%
               Eurodollar Loans                            4.50%
          Unused Commitment Fee Rate                       0.25%"

               (m) New Tranche B Term Notes.  On the Fourth Amendment Effective
                   ------------------------
     Date, the Company shall execute and deliver to each Tranche B Term Loan Lender, in substitution and exchange for, but not in payment of the Tranche B Term Note held by such Lender, a promissory note (each, a "New Tranche B Term Note") substantially in the form of Exhibit A-2 attached hereto, with appropriate insertions therein as to payee and date, payable to the order of such Lender and in a principal amount equal to such Lender's Tranche B Term Loan Percentage of the Tranche B Term Loan Commitments with effect of such New Tranche B Term Note to amend and restate and be deemed to be the "Tranche B Term Note" under the Credit Agreement.

          3.  Waiver.  The Agent and the Lenders hereby waive the Event of
              ------
Default arising under Sections 11(c) and (e) of the Credit Agreement caused solely by the Company's failure to comply with subsections (a), (b), (e) and (f) of Schedule 10.8, Sections 9.1, 9.2 and 9.8(a) to the Credit Agreement for the fiscal quarter ended February 28, 1999. The Agent and the Lenders hereby waive the Company's compliance with Section 6.1(b) of the Credit Agreement solely for the fiscal year ended February 28, 1999. The foregoing waivers are limited to the specific purpose for which they are granted and shall not be construed as a consent, waiver or other modification with respect to any other term, condition or other provisions of any Loan Document or any other Default or Event of Default now or hereafter existing.

          4.  Conditions to Effectiveness.  This Amendment shall become
              ---------------------------
effective (the actual date of such effectiveness, the "Fourth Amendment
                                                       ----------------
Effective Date") as of the date first above written when:
--------------

               (a) This Amendment shall have been duly executed and delivered by each of the parties hereto.

               (b) The Acknowledgment and Consent dated as of the date hereof by the Company and Pameco Investment Company, Inc. shall have been duly executed and delivered by each of the parties thereto.

               (c) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated as of the Fourth Amendment Effective Date, and certifying (i) that attached thereto is a true and complete copy of the resolutions (which resolutions are in form and substance reasonably satisfactory to each Lender) of the board of directors of such Loan Party authorizing, as applicable, the execution, delivery and performance of this Amendment, the Acknowledgment and Consent attached hereto, the Fourth Amendment Fee Letter (as defined below) and related matters, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Fourth Amendment Effective Date and (ii) as to the incumbency and specimen signature of such Loan Party's officers executing this Amendment and all other documents required or necessary to be delivered hereunder or in connection herewith. Such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

               (d) The Agent shall have received true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Fourth Amendment Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

               (e) The Agent shall have received fees as required in the Fee Letter dated as of the date hereof from GE Capital to the Company (the "Fourth Amendment Fee Letter").
     ----------------------------

               (f) Each Lender shall have received a duly executed original Warrant.

               (g) Each Lender shall have received a duly executed original Tranche B Term Note.

               (h) The Agent shall have received an executed legal opinion from Kilpatrick Stockton LLP in form and substance satisfactory to the Agent.

          5.  Company Representations and Warranties.  The Company represents
              --------------------------------------
and warrants that:

               (a) Each of this Amendment and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company.

               (b) Each of the representations and warranties set forth in
     Section 7 of the Credit Agreement are true and correct as of the Fourth Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Amendment.

               (c) After giving effect to this Amendment, there does not exist any Default or Event of Default.

          6.  Continuing Effect.  Except as expressly waived hereby, the Credit
              -----------------
Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          7.  Expenses.  The Company agrees to pay and reimburse the Agent for
              --------
all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the fees and expenses of counsel to the Agent.

          8.  Counterparts.  This Amendment may be executed on any number of
              ------------
separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                           [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment and Waiver to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.


                              PAMECO CORPORATION

                              By: ________________________
                              Title: ______________________


                              GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender


                              By: ________________________
                              Title:  Duly Authorized Signatory


                              WACHOVIA BANK, N.A.


                              By: ________________________
                              Title: ______________________


                              NATIONSBANK, N.A.


                              By: ________________________
                              Title: ______________________


                              SUNTRUST BANK, ATLANTA


                              By: ________________________
                              Title: ______________________


                              By: ________________________
                              Title: ______________________

                                    ANNEX A
                                    -------


                                 SCHEDULE 10.8
                                      to
                               Credit Agreement


                              FINANCIAL COVENANTS
                              -------------------


          The Company shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP, consistently applied:

          (a) Company EBITDA.  As of the last day of each fiscal period of the
              --------------
Company, the Consolidated EBITDA for the preceding twelve consecutive fiscal months shall not be less than the amount set forth below opposite such period:

          Fiscal Quarter Ending                 Amount
          ---------------------                 ------

          May 31, 1999                          $20,012,000
          August 31, 1999                       $18,524,000
          November 30, 1999                     $18,976,000
          February 29, 2000                     $17,272,000
          For each fiscal quarter thereafter    $20,000,000

          Fiscal Month Ending                   Amount
          -------------------                   ------

          June 30, 1999                         $19,033,000
          July 31, 1999                         $18,382,000
          September 30, 1999                    $18,190,000
          October 31, 1999                      $18,115,000
          December 31, 1999                     $17,905,000
          January 31, 2000                      $18,190,000

          (b) Fixed Charge Coverage Ratio.  As of the last day of each fiscal
              ---------------------------
quarter of the Company, the ratio of (i) Consolidated EBITDA to (ii) Consolidated Fixed Charges for the preceding twelve consecutive fiscal months (the "Fixed Charge Coverage Ratio") shall not be less than the ratio set forth
      ---------------------------
below opposite such period:

          Fiscal Quarter Ending                 Ratio
          ---------------------                 -----

          May 31, 1999                          1.43 to 1.00
          August 31, 1999                       1.20 to 1.00
          November 30, 1999                     1.07 to 1.00
          February 29, 2000                     0.85 to 1.00
          For each fiscal quarter thereafter    1.25 to 1.00

          (c) Maintenance of Net Worth.  (i) The Company Net Worth on the last
              ------------------------
day of each fiscal quarter ending on the day set forth below shall not be less than the amount set forth opposite such date:

          Fiscal Year Ending                    Amount
          ------------------                    ------

          May 31, 1998                          $65,000,000
          August 31, 1998                       $65,000,000
          November 30, 1998                     $65,000,000
          February 28, 1999                     $65,000,000 plus 50% of
                                                            ----
                                                Consolidated Net Income for the
                                                fiscal year then ended

          (ii) Commencing with the fiscal year of the Company ending on February 29, 2000, (A) the Company Net Worth on the last day of each of the first, second and third fiscal quarters of each fiscal year of the Company shall not be less than the minimum Company Net Worth of the Company required pursuant to this paragraph (c) for the fourth quarter of the immediately preceding fiscal year of the Company and (B) the Company Net Worth on the last day of each fiscal year of the Company shall not be less than the minimum Company Net Worth required pursuant to this paragraph (c) for the third quarter of such fiscal year plus
                                                                         ----
50% of Consolidated Net Income for such fiscal year.

          (d) Consolidated Senior Debt Leverage Ratio.  As of the last day of
              ---------------------------------------
any fiscal period of the Company, the Consolidated Senior Debt Leverage Ratio shall not be greater than the ratio set forth below opposite such period:

          Fiscal Quarter Ending                 Ratio
          ---------------------                 -----

          May 31, 1999                           7.43 to 1.00
          August 31, 1999                        8.61 to 1.00
          November 30, 1999                      8.58 to 1.00
          February 29, 2000                     10.52 to 1.00
          For each fiscal quarter thereafter     5.00 to 1.00

          Fiscal Month Ending                   Ratio
          -------------------                   -----

          June 30, 1999                         8.00 to 1.00
          July 31, 1999                         8.53 to 1.00
          September 30, 1999                    8.97 to 1.00
          October 31, 1999                      8.95 to 1.00
          December 31, 1999                     9.34 to 1.00
          January 31, 2000                      9.16 to 1.00

          (e) Consolidated Total Debt Leverage Ratio.  As of the last day of any
              --------------------------------------
fiscal quarter of the Company, the Consolidated Total Debt Leverage Ratio shall not be greater than the ratio set forth below opposite such period:

          Fiscal Quarter Ending                 Ratio
          ---------------------                 -----

          May 31, 1999                           7.48 to 1.00
          August 31, 1999                        8.62 to 1.00
          November 30, 1999                      8.63 to 1.00
          February 29, 2000                     10.53 to 1.00
          For each fiscal quarter thereafter     6.00 to 1.00